Exhibit E-1

     Prudential Securities Secured Financing
     Series 1995-2 Class A Certificates

     The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Servicer. PSI makes no representations as to the accuracy of such information provided to it by the Servicer. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.


     Prudential Securities Secured Financing
     Series 1995-2 Class A Certificates

     Title of Securities: PSSF 1995-2, Class A Adjustable Rate
                          Certificates (the "Certificates").

     Collateral:          Fixed Pool of Adjustable Rate, First and
                          Second Lien Home Equity Lines of Credit (the
                          "Loans").

     Prepayment
     Assumption:         [26% CPR].

     Approximate Size:   $51,583,721.78.

     Average Life
     to Call:            [2.98 years].

     Average Life
     to Maturity:        [3.28 years].

     Stated Coupon:      LIBOR + [  ].

     Monthly Coupon:     The lesser of:
                         1) One Month LIBOR + [  ] bps prior to the
                            10% Clean-up Call and One Month LIBOR +
                            [  ] bps after the 10% Clean-up Call
                         2) The Available Funds Cap.
     Available Funds Cap
     Information:        Currently, the Available Funds Cap is
                         approximately 18.9% (calculated using the
                         weighted average life-cap of the Loans less
                         approximate servicing fees and other ongoing
                         fees of the trust).
     Expected Maturity
     to Call:            [07/15/03] at pricing speed.

     Expected Maturity:  [08/15/15] at pricing speed.

     Stated Maturity:    [10/15/16].

     Servicer:           Irwin Home Equity Corporation.

     Servicer Fee:       100 bps per annum.

     Trustee:            Chase Manhattan Bank, N.A.

     Certificate
     Ratings:            The Class A Certificates will be rated
                         AAA/Aaa by Standard & Poor's "S&P") and
                         Moody's Investors Service ("Moody's").

     Certificate
     Insurer:            Municipal Bond Investors Assurance
                         Corporation ("MBIA") MBIA's claims-paying ability is rated AAA/Aaa by Standard & Poor's and Moody's.

     Certificate
     Insurance:          Timely payments of interest and ultimate
                         payment of principal on the Class A
                         Certificates will be 100% guaranteed by MBIA.

     Principal
     Amortization
     of the Loans:       The Loans generally have original terms to
                         stated maturity of 20 years and have
                         scheduled payments of interest only for the first 10 years. On the 11th year, each loan has scheduled payments on a ten-year fully amortizing basis.

     Payments of
     Principal
     on the
     Certificates:       Prior to the scheduled amortization period of
                         the Loans, the Certificates will receive payments of principal from prepayments and from net liquidation proceeds in the following manner:
                         1)  All principal prepayments will be applied
                             first to the loan balance included in the trust, regardless of subsequent draws on the line of credit not included in the trust.

                         2)  Net liquidation proceeds received on a
                             defaulted mortgage loan will be allocated on a pro rata basis between the loan balance in the trust and loan balance resulting from subsequent draws on the line of credit not included in the trust.

     Reserve Account:    Initial Deposit: 5.75% of Original Class A
     (Approximately)     Certificate Balance.  Target: 8.50% of
                         Original Class A Certificate Balance.

                         [The Required Reserve level is subject to step downs beginning in month [30] if certain tests are met.]

                         Prudential Securities Secured Financing
                            Series 1995-2 Class A Certificates

     Credit Enhancement: 1)  Reserve Account as described above.

                         2)  100% wrap from MBIA guarantee of timely
                             interest and ultimate principal to the
                             extent the Reserve Account is reduced to zero.

     Flow of Funds:      1)  to the Servicer, any unreimbursed
                             advances on a mortgage loan which is
                             determined by the Servicer, in its good
                             faith judgment, to not be ultimately
                             recoverable from either any future
                             collections of such mortgage loan or upon liquidation

                         2)  to the Servicer, the Servicer Fee
                             (100 bps)
                         3)  to the Certificate Insurer, the Premium
                             [   bps]
                         4)  to the Trustee, the Trustee Fee (0.5 bps)
                         5)  to the Class A, accrued monthly interest
                         6)  to the Class A, monthly principal
                         7) to the Surety Provider, any unreimbursed draws
                         8)  to the Reserve Account up to its target
                             amount as described above, and
                         9)  to the Class R.

     Clean-up Call:      10% of the original principal balance at the
                         greater of par or fair market value of the [bonds] plus accrued interest.

     Payment Date:       The 15th day of each month or, if such day is
                         not a business day, the next succeeding
                         business day, beginning on December 15, 1995.
     Interest Accrual
     Period:             Interest will accrue from the 15th day of the
                         preceeding month until the 14th day of the current month (from Payment Date to Payment
                         Date).

     Interest
     Adjusments:         The interest rates on the underlying home
                         equity lines of credit will adjust monthly and are all indexed to Prime.

     Payment
     Adjustments:        The payment on loans also adjust monthly.

     Pricing Date:       November [ ], 1995.

     Settlement Date:    [November/December] [ ], 1995.

     ERISA
     Consideration:      The Class A Certificates will be ERISA
                         eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal
                         Revenue Code of the Plan's acquisition and ownership of such Certificates.

     SMMEA
     Considerations:     The Class A Certificates are not SMMEA
                         eligible.

     Taxation:           REMIC.
     Pool Information:   Loans #:            1550 [Approximate]
                         Balance:            $51,583,721.78 [Approximate]
                         Avg Unpaid Balance: $33,280 [Approximate]
                         Avg Max Credit:     $37,292 [Approximate]
                         WA Loan Use Ratio:  93.5% [Approximate]
                         WAC:                13.639% [Approximate]
                         WAM:                237 mo. [Approximate]
                         CA Conc.:           20% [Approximate]
                         WA Original CLTV*:  92.2% [Approximate]
                         WA Current CLTV*:   90.5% [Approximate]
                         % 2nd Lien:         98.0% [Approximate]
                         WA Gross Cap:       20.15% [Approximate]
                         WA Gross Margin:    4.89% [Approximate]
                         WA Gross Floor:     11.78% [Approximate]
                         Index:              Prime

                         * Note: CLTV's are based on fully drawn lines

     Prospectus:         The Certificates are being offered pursuant
                         to a Prospectus which includes a Prospectus
                         Supplement (together, the "Prospectus").
                         Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.


                 Prudential Securities Secured Financing
                    Series 1995-2 Class A Certificates

                            PRICED TO CALL
                            --------------
CURRENT BALANCE: $51,583,721.78                DATED DATE: 12/01/95
CURRENT COUPON:  6.063%                        FIRST PAYMENT: 12/15/95
FACTOR: 1.0000000000                           TOTAL CLASSES: 1
ORIGINAL BALANCE: $51,583,721.78               YIELD TABLE DATE: 12/01/95

                                 PSSF52
                    BOND A1 DISCOUNT MARGIN ACT/360 TABLE

                     ASSUMED CONSTANT LIBOR-1M 5.8125
     PRICING SPEED
              26.0%    18.00%     20.00%   23.00%     28.00%   30.00%    35.00%
     PRICE    CPR       CPR        CPR      CPR        CPR      CPR        CPR

     99-24   34.585    31.812    32.456    33.492    35.323    36.106    38.129
     99-25   33.385    30.958    31.523    32.429    34.030    34.715    36.484
     99-26   32.185    30.106    30.589    31.366    32.738    33.325    34.841
     99-27   30.986    29.254    29.656    30.303    31.446    31.935    33.199
     99-28   29.787    28.402    28.724    29.241    30.156    30.547    31.557
     99-29   28.590    27.551    27.792    28.180    28.866    29.159    29.916
     99-30   27.392    26.700    26.861    27.120    27.576    27.772    28.277
     99-31   26.196    25.850    25.930    26.059    26.288    26.386    26.638

    100-00   25.000    25.000    25.000    25.000    25.000    25.000    25.000
    100-01   23.805    24.151    24.070    23.941    23.713    23.615    23.363
    100-02   22.610    23.302    23.141    22.883    22.426    22.231    21.727
    100-03   21.416    22.453    22.212    21.825    21.141    20.848    20.092
    100-04   20.223    21.606    21.284    20.768    19.856    19.465    18.457

First Call    0.039     0.039     0.039     0.039     0.039     0.039     0.039
Average Life  2.984     4.485     4.019     3.439     2.740     2.521     2.090
Last Payment  7.622    11.206    10.206     8.789     7.039     6.456     5.372
Mac.Dur.
  @ 100-00    2.589     3.644     3.328     2.922     2.404     2.235     1.890


                    Prudential Securities Secured Financing
                      Series 1995-2 Class A Certificates

                              PRICED TO MATURITY
                              ------------------

CURRENT BALANCE: $51,583,721.78                DATED DATE: 12/01/95
CURRENT COUPON:  6.063%                        FIRST PAYMENT: 12/15/95
FACTOR: 1.0000000000                           TOTAL CLASSES: 1
ORIGINAL BALANCE: $51,583,721.78               YIELD TABLE DATE: 12/01/95

                                    PSSF52
                       BOND A1 DISCOUNT MARGIN ACT/360 TABLE

                         ASSUMED CONSTANT LIBOR-1M 5.8125
     PRICING SPEED
              26.0%    18.00%     20.00%   23.00%     28.00%   30.00%   35.00%
     PRICE    CPR      CPR        CPR      CPR        CPR      CPR      CPR

     99-24    34.031   31.577    32.158    33.071    34.699    35.389   37.212
     99-25    32.900   30.753    31.262    32.060    33.484    34.087   35.683
     99-26    31.769   29.930    30.365    31.049    32.270    32.787   34.154
     99-27    30.639   29.107    29.470    30.039    31.056    31.487   32.626
     99-28    29.510   28.285    28.575    29.030    29.843    30.188   31.098
     99-29    28.382   27.463    27.680    28.022    28.631    28.890   29.572
     99-30    27.254   26.641    26.786    27.014    27.420    27.592   28.047
     99-31    26.126   25.820    25.893    26.007    26.210    26.296   26.523

    100-00    25.000   25.000    25.000    25.000    25.000    25.000   25.000
    100-01    23.874   24.180    24.108    23.994    23.791    23.705   23.478
    100-02    22.749   23.361    23.216    22.989    22.583    22.411   21.957
    100-03    21.625   22.542    22.325    21.984    21.375    21.118   20.436
    100-04    20.501   21.723    21.434    20.980    20.169    19.825   18.917

First Call     0.039    0.039     0.039     0.039     0.039     0.039    0.039
Average Life   3.278    4.782     4.319     3.743     3.016     2.785    2.314
Last Payment  19.706   19.706    19.706    19.706    19.706    19.706   19.706
Mac.Dur.
  @ 100-00     2.749    3.774     3.468     3.076     2.559     2.390    2.033


                      Prudential Securities Secured Financing
                         Series 1995-2 Class A Certificates

     ________________________________________________________________________

         - PSSF52
         - Cut Off Date of Tape is  10/31/95
         - HELOC Collateral
         - $51,583,721.78
     _________________________________________________________________________

     Number of Mortgage Loans:                                        1,550

     Index:                                                           PRIME

     Aggregate Unpaid Principal Balance:                     $51,583,721.78
     Aggregate Max Credit:                                   $57,802,875.00
     _________________________________________________________________________

     Weighted Average Coupon (Gross):                               13.639%
     Gross Coupon Range:                                 10.650% -  15.650%
     _________________________________________________________________________

     Weighted Average Margin (Gross):                                4.889%
     Gross Margin Range:                                  1.900% -   6.900%

     Weighted Average Life Cap (Gross):                             20.152%
     Gross Life Cap Range:                               15.650% -  23.900%

     Weighted Average Life Floor (Gross):                           11.782%
     Gross Life Floor Range:                              8.650% -  13.900%
     _________________________________________________________________________

     Average Unpaid Principal Balance:                           $33,279.82
     Average Max Credit:                                         $37,292.18

     Maximum Unpaid Principal Balance:                          $174,000.00
     Minimum Unpaid Principal Balance:                              $214.87

     Maximum Max Credit:                                        $250,000.00
     Minimum Max Credit:                                         $10,000.00


                 Prudential Securities Secured Financing
                   Series 1995-2 Class A Certificates

Weighted Avg. Stated Rem. Term (LPD to Mat Date):              236.938
Stated Rem Term Range:                              233.000 -  240.000

Weighted Average Age (First Pay thru Last Pay):                  3.062
Age Range:                                            0.000 -    7.000

Weighted Average Original Term:                                240.000
Original Term Range:                                240.000 -  240.000

Weighted Average Original Combined LTV:                          92.232  !ORIGINAL COMBINED LTV
CLTV Range:                                          16.800% - 100.000%  RANGE(1st Mort + Max
                                                                         Credit) / Appraisal)

Weighted Average Current Combined LTV:                           90.495  !CURRENT COMBINED LTV
CLTV Range:                                          10.164% - 100.000%  RANGE(1st Mort + Unpaid
                                                                         Balance) / Appraisal)

Weighted Average 2nd Mort Ratio:                                 27.935  !Max Credit /(Max Credit +
Ratio Range:                                           2.708 -  100.000   First Mort)

Weighted Average Loan Use Ratio:                                 93.473  !LOAN USE RATIO (Current
Loan Ratio Range:                                     0.255% - 100.000%   Balance / Max Credit)

Weighted Average Months to Interest Roll:                         1.000
Months to Interest Roll Range:                                 1 -    1

____________________________________________________________________________________________________




                         Prudential Securities Secured Financing
                           Series 1995-2 Class A Certificates

                                     GROSS COUPON
_______________________________________________________________________________
                                                                 Total
                       Gross                   #       %        Current
                       Coupon                 Loan    Pool      Balance

10.50%   Gross Coupon  <=  10.75%             118      9.97     $5,140,329.09
10.75%   Gross Coupon  <=  11.00%               1       .02        $10,000.00
11.50%   Gross Coupon  <=  11.75%             119      8.27     $4,265,620.60
12.00%   Gross Coupon  <=  12.25%               1       .19       $100,000.00
12.50%   Gross Coupon  <=  12.75%             217     14.67     $7,567,160.08
13.00%   Gross Coupon  <=  13.25%               3       .29       $150,395.09
13.50%   Gross Coupon  <=  13.75%             181     11.16     $5,756,553.29
14.00%   Gross Coupon  <=  14.25%               2       .10        $52,013.88
14.50%   Gross Coupon  <=  14.75%             730     50.21    $25,898,231.82
15.00%   Gross Coupon  <=  15.25%               2       .06        $31,010.70
15.50%   Gross Coupon  <=  15.75%             176      5.06     $2,612,407.23
_______________________________________________________________________________
Total.....                                  1,550    100.00%   $51,583,721.78
===============================================================================


                                    GROSS MARGIN
_____________________________________________________________________________
                                                                   Total
             Gross                            #         %         Current
             Margin                          Loan      Pool        Balance

1.75%    Gross Margin  <=   2.00%             118      9.97     $5,140,329.09
2.00%    Gross Margin  <=   2.25%               1       .02        $10,000.00
2.75%    Gross Margin  <=   3.00%             119      8.27     $4,265,620.60
3.25%    Gross Margin  <=   3.50%               1       .19       $100,000.00
3.75%    Gross Margin  <=   4.00%             217     14.67     $7,567,160.08
4.25%    Gross Margin  <=   4.50%               3       .29       $150,395.09
4.75%    Gross Margin  <=   5.00%             181     11.16     $5,756,553.29
5.25%    Gross Margin  <=   5.50%               2       .10        $52,013.88
5.75%    Gross Margin  <=   6.00%             730     50.21    $25,898,231.82
6.00%    Gross Margin  <=   7.00%             178      5.12     $2,643,417.93
_______________________________________________________________________________
Total.....                                  1,550    100.00%   $51,583,721.78
==============================================================================

                               GROSS LIFE CAP
_______________________________________________________________________________
                                                                    Total
               Gross                           #         %          Current
              Life Cap                       Loan      Pool         Balance

15.50%   Gross Life Cap  <=   15.75             1       .07        $38,637.13
15.75%   Gross Life Cap  <=   16.00             1       .07        $35,325.82
16.50%   Gross Life Cap  <=   16.75             2       .11        $56,026.23
16.75%   Gross Life Cap  <=   17.00             3       .13        $68,894.12
17.50%   Gross Life Cap  <=   17.75             5       .26       $132,800.00
17.75%   Gross Life Cap  <=   18.00           497     31.37    $16,182,755.38
18.50%   Gross Life Cap  <=   18.75            21      1.49       $766,727.02
18.75%   Gross Life Cap  <=   19.00            58      4.55     $2,346,704.83
19.00%   Gross Life Cap  <=   19.25             1       .02        $10,000.00
19.50%   Gross Life Cap  <=   19.75            51      3.47     $1,788,299.38
19.75%   Gross Life Cap  <=   20.00           187     12.88     $6,645,281.87
20.50%   Gross Life Cap  <=   20.75            50      2.80     $1,444,552.47
20.75%   Gross Life Cap  <=   21.00           244     15.31     $7,895,014.71
21.00%   Gross Life Cap  <=   22.00            93      6.06     $3,126,011.73
22.00%   Gross Life Cap  <=   23.00           280     19.75    $10,188,707.50
23.00%   Gross Life Cap  <=   24.00            56      1.66       $857,983.59
______________________________________________________________________________
Total.....                                  1,550    100.00%   $51,583,721.78
==============================================================================


                 Prudential Securities Secured Financing
                   Series 1995-2 Class A Certificates

                          GROSS LIFE FLOOR
____________________________________________________________________
                                                       Total
                Gross                 #      %        Current
              Life Floor             Loan   Pool      Balance

8.50%  <  Life Floor     <= 8.75%     38    3.26     $1,681,237.28
8.75%  <  Life Floor     <= 9.00%     80    6.71     $3,459,091.81
9.00%  <  Life Floor     <= 9.25%      1     .02        $10,000.00
9.50%  <  Life Floor     <= 9.75%     50    3.26     $1,682,619.21
9.75%  <  Life Floor     <=10.00%     69    5.01     $2,583,001.39
10.25% <  Life Floor     <=10.50%      1     .19       $100,000.00
10.50% <  Life Floor     <=10.75%     76    4.75     $2,448,956.23
10.75% <  Life Floor     <=11.00%    141    9.92     $5,118,203.85
11.00% <  Life Floor     <=11.25%      1     .18        $93,292.86
11.25% <  Life Floor     <=11.50%      1     .08        $38,700.00
11.50% <  Life Floor     <=11.75%     68    3.90     $2,013,150.48
11.75% <  Life Floor     <=12.00%    112    7.24     $3,732,402.81
12.25% <  Life Floor     <=12.50%      2     .10        $52,013.88
12.50% <  Life Floor     <=12.75%    295   18.86     $9,731,267.01
12.75% <  Life Floor     <=13.00%    511   33.49    $17,276,107.45
13.00% <  Life Floor     <=13.25%      1     .03        $15,443.77
13.50% <  Life Floor     <=13.75%     15     .44       $228,806.99
13.75% <  Life Floor     <=14.00%     88    2.56     $1,319,426.76
____________________________________________________________________
Total.....                         1,550  100.00%   $51,583,721.78
====================================================================


                           REMAINING TERM TO STATED MATURITY
            ________________________________________________________________
                                                             Total
                          #                   %             Current
                       Months    Loan       Pool            Balance

                         233      38         2.62        $1,351,429.92
                         234      85         6.97        $3,595,089.12
                         235     186        13.07        $6,741,341.93
                         236     252        16.48        $8,498,641.76
                         237     288        18.54        $9,563,489.25
                         238     336        19.97       $10,302,131.12
                         239     319        19.28        $9,943,880.10
                         240      46         3.08        $1,587,718.58
               ____________________________________________________________
               Total.....      1,550       100.00%      $51,583,721.78
               ===========================================================
                                          ORIGINATION YEAR
               ___________________________________________________________
                                                        Total
                      Year of       #        %         Current
                    Origination   Loan     Pool        Balance

                        1995      1,550   100.00   $51,583,721.78
               ____________________________________________________________
               Total.....         1,550  100.00%   $51,583,721.78
               ============================================================


                     Prudential Securities Secured Financing
                       Series 1995-2 Class A Certificates

       ORIGINAL COMBINED  LTV RANGE((1st Mort + Max Credit)/Appraisal
     _________________________________________________________________
                                                           Total
                 LTV                  #         %         Current
                RANGE               Loan      Pool        Balance

       0.000 < LTV <=  50.000        22      1.80       $930,320.28
      50.000 < LTV <=  55.000         6       .36       $187,518.63
      55.000 < LTV <=  60.000         8       .44       $226,171.98
      60.000 < LTV <=  65.000         8       .48       $249,542.32
      65.000 < LTV <=  70.000        10      1.01       $522,149.89
      70.000 < LTV <=  75.000        17      1.59       $820,443.15
      75.000 < LTV <=  80.000        86      6.30     $3,252,104.11
      80.000 < LTV <=  85.000       138      8.58     $4,428,315.60
      85.000 < LTV <=  90.000       292     18.25     $9,413,182.99
      90.000 < LTV <=  95.000       129      9.37     $4,831,277.33
      95.000 < LTV <= 100.000       834     51.80    $26,722,695.50
     _________________________________________________________________
     Total.....                   1,550   100.00%    $51,583,721.78
     =================================================================

               LOAN USE RATIO ( Current Balance / Max Credit)
     _________________________________________________________________
                                                              Total
                   RATIO                  #       %          Current
                   RANGE                Loan    Pool         Balance

       0.000 < Loan Ratio <=   5.000       3      .00        $1,109.78
       5.000 < Loan Ratio <=  10.000       4      .04       $22,347.77
      15.000 < Loan Ratio <=  20.000       4      .06       $32,617.25
      20.000 < Loan Ratio <=  25.000       6      .16       $83,487.75
      25.000 < Loan Ratio <=  30.000       6      .18       $95,298.41
      30.000 < Loan Ratio <=  35.000      10      .27      $141,273.65
      35.000 < Loan Ratio <=  40.000      13      .56      $291,067.55
      40.000 < Loan Ratio <=  45.000       7      .29      $148,919.52
      45.000 < Loan Ratio <=  50.000      19      .91      $470,892.59
      50.000 < Loan Ratio <=  55.000      24      .93      $480,458.45
      55.000 < Loan Ratio <=  60.000      29     1.32      $680,886.32
      60.000 < Loan Ratio <=  65.000      30     1.69      $873,416.26
      65.000 < Loan Ratio <=  70.000      25     1.54      $794,093.66
      70.000 < Loan Ratio <=  75.000      42     2.61    $1,344,108.25
      75.000 < Loan Ratio <=  80.000      31     2.03    $1,046,923.47
      80.000 < Loan Ratio <=  85.000      31     2.33    $1,199,882.88
      85.000 < Loan Ratio <=  90.000      46     3.67    $1,895,194.10
      90.000 < Loan Ratio <=  95.000      78     5.30    $2,734,822.71
      95.000 < Loan Ratio <= 100.000   1,142    76.08   $39,246,921.41
     _________________________________________________________________
                                       1,550  100.00%  $136,393,721.78
     =================================================================


         2nd MORTGAGE RATIO (Max Credit / (Max Credit + 1st Mort))
     _________________________________________________________________
                                                              Total
                   RATIO                  #       %          Current
                   RANGE                Loan    Pool         Balance

       0.000 < RATIO <=10.000             66     2.21    $1,140,920.19
      10.000 < RATIO <=20.000            608    32.27   $16,644,236.57
      20.000 < RATIO <=30.000            506    34.21   $17,648,168.16
      30.000 < RATIO <=40.000            223    17.92    $9,243,582.41
      40.000 < RATIO <=50.000             78     6.47    $3,336,897.04
      50.000 < RATIO <=60.000             20     1.96    $1,009,211.84
      60.000 < RATIO <=70.000              9      .68      $352,256.90
      70.000 < RATIO <=80.000             11     1.14      $588,365.89
      80.000 < RATIO <=90.000              4      .63      $323,508.97
      90.000 < RATIO <=100.000            25     2.51    $1,296,573.81
     _________________________________________________________________
     Total.....                        1,550   100.00%  $51,583,721.78
     =================================================================


                  Prudential Securities Secured Financing
                    Series 1995-2 Class A Certificates

                   ORIGINAL LOAN  AMOUNT  (LTD ADVANCES)
     _________________________________________________________________
                                                         Total
                 Original                 #       %      Current
               Mortgage Amt.            Loan    Pool     Balance

               Balance   <=   25,000     545    19.08   $9,843,594.46
      25,000   < Balance <=   50,000     754    48.91  $25,227,455.03
      50,000   < Balance <=   75,000     177    19.39  $10,003,101.77
      75,000   < Balance <=  100,000      61     9.88   $5,097,223.76
     100,000   < Balance <=  150,000      10     1.78     $916,113.00
     150,000   < Balance <=  203,150       3      .96     $496,233.76
     _________________________________________________________________
     Total.....                        1,550   100.00% $51,583,721.78
     =================================================================

                               PROPERTY-TYPE
     _________________________________________________________________
                                                              Total
                                          #       %          Current
                                        Loan    Pool         Balance
     Single-family                     1,489    96.99  $50,028,487.26
     PUD                                  26     1.33     $686,192.36
     Condominiums                         24     1.13     $580,581.70
     Multi-Family/Apt.                    11      .56     $288,460.46
     _________________________________________________________________
     Total.....                        1,550   100.00% $51,583,721.78
     =================================================================

                           GEOGRAPHIC DISTRIBUTION
     _________________________________________________________________
                                                              Total
                                          #       %          Current
     State                              Loans   Pool         Balance

     CA                                    296   19.95    $10,288,409
     CO                                    102    6.87     $3,546,366
     FL                                    317   18.97     $9,785,616
     GA                                    105    6.08     $3,134,246
     IL                                    125    8.59     $4,428,783
     IN                                     38    2.18     $1,122,743
     MD                                     18    1.20       $621,414
     MI                                    169   11.17     $5,760,602
     NY                                     85    5.71     $2,947,274
     OR                                     98    6.23     $3,215,738
     PA                                     34    1.98     $1,023,370
     UT                                     48    3.14     $1,619,040
     VA                                    115    7.93     $4,090,120
     _________________________________________________________________
     Total..                             1,550  100.00%   $51,583,722
     =================================================================

   EACH PAGE OF THESE COMPUTATIONAL MATERIALS INCLUDED THE FOLLOWING TEXT:
       "THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT
          RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL
           SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY."